UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2016

Bio-Matrix Scientific Group, Inc.

(Exact Name of Company as Specified in Charter)

Commission File Number: 0-32201

Delaware	33-0824714
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

4700 Spring Street, St 304

La Mesa California, 91942

 (Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 702-1404

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities

On January 28, 2016 Regen Biopharma, Inc. (“Regen”) issued 1,000,000 Units (“Units”) for cash consideration of $150,000. Each Unit consisted of two shares of Regen’s common shares and one share of Regen’s Series A Preferred Stock.

The Units were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The Units were sold directly through our management. No commission or other consideration was paid in connection with the sale of the Units. There was no advertisement or general solicitation made in connection with this Offer and Sale of Units. A legend was placed on the certificate that evidences the securities comprising the Units stating that those securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of those securities. Cash proceeds received from sale will be utilized by Regen for general corporate purposes.

Between January 29, 2016 and February 2, 2016 Regen issued 300,000 Units (“Units”) for cash consideration of $15,000. Each Unit consisted of one share of Regen’s common shares and one share of Regen’s Series A Preferred Stock. 30,000 of the common shares comprising the Unit were issued on January 29, 2016 and 270,000 of the common shares comprising the Unit were issued on February 2, 2016. 300,000 of Regen’s Series A Preferred Stock comprising the Unit were issued on January 29, 2016.

The Units were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The Units were sold directly through our management. No commission or other consideration was paid in connection with the sale of the Units. There was no advertisement or general solicitation made in connection with this Offer and Sale of Units. A legend was placed on the certificate that evidences the securities comprising the Units stating that those securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of those securities. Cash proceeds received from sale will be utilized by Regen for general corporate purposes.

On February 22, 2016 Regen Biopharma, Inc. (“Regen”) issued 333,333 Units (“Units”) for cash consideration of $50,000. Each Unit consisted of two shares of Regen’s common shares and one share of Regen’s Series A Preferred Stock.

The Units were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The Units were sold directly through our management. No commission or other consideration was paid in connection with the sale of the Units. There was no advertisement or general solicitation made in connection with this Offer and Sale of Units. A legend was placed on the certificate that evidences the securities comprising the Units stating that those securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of those securities. Cash proceeds received from sale will be utilized by Regen for general corporate purposes.

On March 22, 2016 Regen Biopharma, Inc. (“Regen”) issued 1,000,000 Units (“Units”) for cash consideration of $50,000. Each Unit consisted of one shares of Regen’s common shares and three share of Regen’s Series A Preferred Stock.

The Units were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The Units were sold directly through our management. No commission or other consideration was paid in connection with the sale of the Units. There was no advertisement or general solicitation made in connection with this Offer and Sale of Units. A legend was placed on the certificate that evidences the securities comprising the Units stating that those securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of those securities. Cash proceeds received from sale will be utilized by Regen for general corporate purposes.

As of March 22, 2016 Regen has 128,253,938 Common Shares issued and outstanding.

As of March 22, 2016 Regen has 84,881,697 shares of Series A Preferred Stock issued and outstanding.

Regen is a controlled subsidiary of Bio Matrix Scientific Group, Inc.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Agreement Sale of 1,000,000 Units
10.2	Form of Agreement Sale of 300,000 Units
10.3	Form of Agreement Sale of 333,333 Units
10.4	Form of Agreement 1,000,000 Units 1 common and 3 Preferred

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO MATRIX SCIENTIFIC GROUP, INC.

Dated: March 23, 2016	By: /s/ David Koos
David Koos
Chief Executive Officer

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